Roadrunner Transportation Systems

Roadrunner Transportation Systems ("RRTS")

Investor Presentation



Forward Looking Statements

The following information contains forward-looking statements. These forward-looking statements are based on RRTS' management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which are outside RRTS' control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available as of the date of this presentation, and RRTS or the presenter of this information assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" in RRTS' prospectus for factors you should consider before buying shares of RRTS' common stock.

Experienced and Motivated Management Team

Entrepreneurial culture and team with track record of growth

Mark DiBlasi
President & CEO



- 31 years industry experience
- President and CEO since January 2006
- Previously managed a $1.2bn revenue division of FedEx Ground

Peter Armbruster
Chief Financial Officer



- 20 years industry experience
- Chief Financial Officer since December 2005
- Various executive positions since 1990
- Previously a Senior Manager at Ernst & Young

Scott Dobak
VP of Sales and Marketing



- 23 years industry experience
- VP of Sales and Marketing since January 2007
- Previously VP of Corporate Sales for Yellow Transportation and responsible for a $1.5bn revenue customer base

Brian van Helden
VP of Operations



- 20 years industry experience
- VP of Operations since April 2007
- Regional Managing Director at FedEx Ground
- Held numerous leadership positions at FedEx Ground and Roadway Package Systems

Introduction to Roadrunner Transportation Systems

Comprehensive service capabilities with scalable, non-asset based, non-union structure

Access to flexible capacity unmatched by most full-service providers

Customized Full-Service Offering [(1)]

	Customized/ Expedited LTL	Partial/ Full TL Brokerage	Comprehensive 3PL / TMS Solutions	Small Parcel	Intermodal Brokerage	Domestic/ International Air Freight	Freight Bill Audit/ Payment
Roadrunner Transportation Systems	✓	✓	✓	✓	✓	✓	✓

- "One-stop" solution or "à la carte" services to meet each customer's needs

Diverse Customer Base

- Focused on underserved landscape of small to mid-size shippers
- Over 35,000 customers in North America
- No single customer represents more than 3% of revenues
- No industry sector represents more than 18% of revenues

Access to Flexible Capacity

- Over 9,000 reliable third-party carriers, including over 1,300 dedicated independent contractors (ICs), minimizes volatility of transportation costs
- Use of third parties minimizes fixed cost base and reduces focus on repositioning assets
- Robust IT system and competitive processes utilized to secure most cost-effective carriers

(1) LTL = less-than-truckload; TL = truckload; 3PL = third-party logistics; and TMS = transportation management solutions.

Key Investment Highlights

Competitive strengths result in substantial growth opportunities

Increasing momentum in an attractive sector ahead of market recovery

Unique Non-Asset Based Model	• Scalable model • Comprehensive service offering • Variable cost structure augmented by dedicated IC base
Compelling Organic Growth Drivers	• Underserved customer landscape • Significant customer base expansion • Substantial cross-selling opportunities • Expected long-term revenue growth above GDP in each business segment
Strategic Acquisition Opportunities	• Large, fragmented industry • Ability to expand geographic reach and service offering • Improved capital position and access to acquisition currency
Experienced and Motivated Management Team	• Proven ability to expand business and improve operating efficiency • Proven ability to identify and assimilate strategic acquisitions

Business and Industry Overview



Largest Non-Asset Based LTL Provider in North America (1)

17 leased LTL service centers and over 200 LTL delivery agents

Fewer stops and less handling leads to faster delivery and reduced damage/claims

Unique blend of ICs and other third-party carriers provides service and cost stability

RRTS' Non-Asset Based Point-to-Point LTL Model


Shipper
Service Center
Service Center or Delivery Agent
End User
End User

- 2 to 3 different trucks
- 2 to 3 different drivers
- 1 to 2 service centers
- 4 to 6 handlings (loading/unloading)
- 3 to 5 days

Traditional Asset-Based Hub and Spoke LTL Model


Shipper
Service Center
HUB
HUB
End User

- 5 different trucks
- 5 different drivers
- 4 service centers
- 10 handlings (loading/unloading)
- Standard 5 days

(1) Source: Transport Topics.

Among 25 Largest TL Brokerage Operations in North America [1]

Scalable platform for expansion of TL brokerage operation

Differentiated Offering

- Temperature-controlled, dry van and flatbed capacity
- Specialization in refrigerated goods (food, produce, and beverage)
- Dedicated IC base and quick pay program enables service and cost stability compared to smaller TL brokers as industry capacity tightens

Geographic Expansion

- Currently located in California and throughout Eastern U.S. and Canada
- 9 dispatch offices and 42 independent brokerage agents
- Agent recruitment acceleration (expanded from 24 agents in June 2008)

Consolidation Opportunity

- $320 billion U.S. TL market [2]
- Highly fragmented with many smaller participants
- Opportunities require minimal capital investment
- Limited integration required

(1) Source: Transport Topics.
(2) Source: American Trucking Associations (ATA). Represents revenues in the U.S. TL market in 2008 (excluding private fleets).

Differentiated TMS Offering in Attractive Sector

Solutions customizable to accommodate desired level of outsourcing and mode of transportation

Comprehensive and Customized Service Offering

	Direct Solutions	Integrated Solutions	Total Solutions
Contract Management	gts	gts	gts
Customized Reporting	gts	gts	gts
Carrier Selection	Customer	gts	gts
Freight Payment, Audit & Tracking	Customer	gts	gts
Carrier Dispatch	Customer	Customer	gts

Significant Customer Benefits

- Ability to refocus on core competencies
- Significant freight savings
- Service and process improvement
- Access to TMS systems for customized reporting/monitoring

High-Growth Sector

- 12.1% sector CAGR between 1999 and 2008 (1)
- Only 16.1% of addressable market outsourced in 2008 (1)
- Differentiators include technology, infrastructure and scope of services

(1) Source: Armstrong & Associates.

Outperforming Amid Challenging Volume and Pricing Environment

Generating new business while maintaining price discipline

- LTL volume and pricing trends have outperformed the industry
- Significant new business wins have offset market tonnage declines
- Pricing expected to stabilize as capacity and demand equalize

Y/Y Change in LTL Tonnage


40.0%
30.0%
20.0%
10.0%
0.0%
(10.0)%
(20.0)%
(30.0)%
(40.0)%
29.6%
25.5%
11.9%
12.5%
3.5%
(2.7)%
(9.1)%
(9.8)%
(15.9)%
(18.2)%
(20.3)%
(17.7)%
(9.7)%
(19.8)%
(25.8)%
(26.5)%
(20.0)%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
ATA Total LTL Tonnage Index (1)
Public LTL Avg (2)
RRTS (3)

Y/Y Change in Rev/CWT (Incl. FSC)


10.0%
5.0%
0.0%
(5.0)%
(10.0)%
(15.0)%
(20.0)%
5.3%
3.3%
(6.3)%
(1.1)%
(4.3)%
(8.8)%
(11.0)%
(11.3)%
(9.4)%
(9.2)%
(14.6)%
(14.2)%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Public LTL Avg (2)
RRTS (3)

(1) Source: American Trucking Associations (ATA).
(2) Source: Publicly available information. Public LTL average is weighted and includes ABF Freight, Con-way Freight, FedEx Freight, Old Dominion Freight Line, Saia, UPS Freight, Vitran Corp, YRC National, and YRC Regional.
(3) Includes Bullet since acquisition on December 11, 2009.

Roadrunner Transportation Systems



Growth Opportunities

Well-Positioned for Accelerated Earnings Growth

Gaining momentum with embedded growth ahead of market recovery

Organic Growth

- 19% customer growth in 2009
- 32% customer growth in 1H 2010
- Future sales initiatives to drive continued growth

Continuous Operating Improvements

- Proven ability to improve efficiency
- Streamlined cost structure enhances earnings growth
- Continuously implementing operating initiatives

Strategic Acquisitions

- Large, fragmented market
- Limited buyer universe
- Successful integration experience

Anticipated Economic Recovery

- Expected to accelerate growth:
  - Increased shipments per customer
  - Improved pricing
  - Improved load density

Volume Growth Accelerating with Substantial New Business Wins

Built-in growth when volume per shipper recovers

Monthly average number of shippers increased:

- 19% in 2009
- 32% in 1H 2010 over 1H 2009

Y/Y Change in LTL Tonnage



40.0%
30.0%
20.0%
10.0%
0.0%
(10.0)%
(20.0)%
(30.0)%
(40.0)%
(26.5)%
(2.7)%
(20.0)%
11.9%
(9.7)%
29.6%
25.5%
Q3 2009
Q4 2009
Q1 2010
Q2 2010
ATA Total LTL Tonnage Index(1)
RRTS(2)

(1) Source: American Trucking Associations (ATA).
(2) Includes Bullet since acquisition on December 11, 2009.

Monthly LTL Shippers



15,000
13,000
11,000
9,000
7,000
5,000
JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
2007
2008
2009
2010

Monthly Avg. Shipments per LTL Shipper



20
18
16
14
12
10
8
JAN 07
MAR 07
MAY 07
JUL 07
SEP 07
NOV 07
JAN 08
MAR 08
MAY 08
JUL 08
SEP 08
NOV 08
JAN 09
MAR 09
MAY 09
JUL 09
SEP 09
NOV 09
JAN 10
MAR 10
MAY 10

Increasing Operating Efficiency to Enhance Earnings Growth

Proven ability to succeed in adverse market conditions

Streamlined cost structure and ongoing process improvements drive accelerated earnings growth

- As the economic downturn intensified in Q4 2008, management responded with $15 million in cost savings, of which $12 million represented fixed costs
  - Savings realized in both SG&A expenses and purchased transportation costs
- Continuing to enhance RRTS' competitive position and earnings growth by implementing initiatives designed to:
  - Improve routing efficiency and lane density
  - Increase utilization of flexible IC base
  - Reduce per-mile costs
  - Reduce dock handling costs
  - Enhance real-time metric reporting
  - Reduce transit times

SG&A Expenses (1)



($ in millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$92.7
$92.5
$80.3
2007
2008
2009

(1) Represents personnel and related benefits plus other operating expenses.

Proven Ability to Identify and Assimilate Strategic Acquisitions

RRTS will continue to pursue strategic acquisitions that enhance profitability and expand RRTS' scale, service offering, and geographic reach

Acquisition of Bullet Freight Systems, Inc.

Identification	• Significant industry presence yielded acquisition opportunity
Diligence	• Thorough financial and operational diligence identified operating synergies • Designed a detailed plan to ensure successful integration
Transaction Structure and Execution	• Eliminated redundant corporate overhead and overlapping service centers by acquiring only selected operations
Successful Integration	• Minimal customer leakage • Integrated Pacific NW operations to improve gross margins by over 10 percentage points • Expected margin improvement out of LA region through increased density • Best practices rolled out across all service centers • Ability to cross-sell Bullet's logistics capabilities across RRTS' expanded network

Significant Opportunity for Further Acquisition Growth

Market factors will result in attractive acquisition opportunities over the near-term

Expansive Market Space

- $1.3 trillion U.S. trucking and logistics industry (1)
- Fragmented industry with thousands of niche participants
- One in four companies are looking to exit the industry through sale in the next 18 months (2)

RRTS: Capitalize on Opportunities

- Scalable platform
- Proven acquisition track record
- Targeting complementary service offerings in underpenetrated regions
- IPO improves capital position and provides access to acquisition currency

Limited Buyer Universe

- Smaller competitors seeking to partner with larger growth companies
- Many competitors are capital constrained
- Attractive pricing environment for smaller add-on acquisitions

(1) Source: Armstrong & Associates.
(2) Source: Survey by Transport Capital Partners.

The GTS Merger Enhances Each Company's Growth Opportunities

RRTS and GTS bring near-term and long-term growth and value creation opportunities

The two companies have been working side by side over the past 18 months in anticipation of the merger

Near-Term Benefits to RRTS

- Service customers outside existing LTL service center network
- Sell TMS and alternative modes
- Existing GTS freight density reduces new LTL service center start-up costs
- Expand regional LTL service on a lower cost basis

Near-Term Benefits to GTS

- Sales force of over 100 people to cross-sell GTS' expansive TMS service capabilities
- Access to a stable source of capacity as the market tightens

Longer-Term Benefits to the Combined Company

- Offer a comprehensive transportation and logistics solution
- Leading market position in terms of scale and geographic reach
- Direct access to a flexible source of capacity
- Market share gains coupled with an anticipated freight sector recovery

Anticipated Recovery in the Domestic Freight Sector

RRTS is poised for additional growth with anticipated industry rebound

- Softness in the domestic freight sector began in 2H 2006 and accelerated in 2008
- Capacity beginning to exit the market and demand has stabilized
- Pricing stabilizing in 1H 2010 from recessionary levels
- Following recession in 2001-2002, the LTL industry experienced average annual revenue growth of 11.0% over the next three years [(1)]

Recovery in domestic freight sector →

- Increased tonnage
- Improved pricing
- Increased load density

→ ANTICIPATED RESULT:

RRTS profit expansion at rates exceeding revenue growth

(1) Source: American Trucking Associations (ATA).

Roadrunner Transportation Systems



Financial Overview

Flexible Non-Asset Based Operating Model

RRTS' business model compares favorably to the best-in-class, non-asset based transportation and logistics providers

- RRTS utilizes a broad network of ICs and other third-party carriers
  - Variable cost structure with ability to readily scale business
- Strong free cash flow generation and attractive returns on invested capital and assets

2009 CapEx as Percent of Revenues


LSTR 0.1%
HUBG 0.3%
0.5%
CHRW 0.5%
UACL 4.4%
FWRD 5.0%
JBHT 11.0%
0.0% 5.0% 10.0% 15.0%

2009 Return on Invested Capital (1)


CHRW 164.7%
HUBG 81.6%
71.7%
LSTR 41.9%
JBHT 16.3%
FWRD 12.7%
UACL 6.9%
0.0% 100.0% 200.0%

2009 Return on Assets (2)


CHRW 39.7%
34.4%
LSTR 19.6%
HUBG 16.3%
JBHT 13.9%
FWRD 9.4%
UACL 4.8%
0.0% 15.0% 30.0% 45.0%

(1) Calculated as operating income / [(total assets – goodwill – cash) – (current liabilities – current debt)].
(2) Calculated as operating income / (total assets – goodwill).
Note: RRTS results reflect actual 2009 operating income plus (i) $9 million of operating income that Bullet is expected to contribute to RRTS in 2010; and (ii) the $5.3 million annualized impact of cost savings initiatives implemented during 2009.

Q2 and 1H 2010 Earnings

Revenues

($ in millions)

Second Quarter


33%
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$120.2
$159.8
Q2 '09
Q2 '10

First Half


31%
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$230.7
$302.5
1H '09
1H '10

Operating Income (1)

($ in millions)

Second Quarter


100%
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.7
$9.5
Q2 '09
Q2 '10

First Half


150%
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.8
$17.0
1H '09
1H '10

---

(1) Q1 2010 operating income reflects the elimination of $1.5 million of IPO related expenses. 1H 2010 reflects the elimination of $1.5 million of IPO related expenses and $0.3 million of acquisition transaction expenses.

Capitalization Table

IPO increased financial flexibility and balance sheet strength to pursue organic growth initiatives and strategic acquisitions

($ in millions)	**June 30, 2010**
Cash and Cash Equivalents	$3.1
Debt (Credit Facility)	$34.0
Total Stockholders' Investment	256.8
Total Capitalization	$290.8
Total Debt / Capitalization	*11.7%*

Financial Strategy and Goals

Top-tier transportation and logistics company with strong financial position

Flexibility Gained from Deleveraging upon IPO	• Continued expansion of LTL market share • Add new TL brokerage agents and dispatch offices • Substantially grow TMS business • Assimilate complementary strategic acquisitions
Revenue Growth Objectives	• LTL and TL brokerage – minimum 10% annual organic growth target • TMS – 20% annual organic growth target
Margin Improvement Objectives	• Near-term goal of 6% EBIT margins are based on minimal industry tonnage and pricing growth • Medium-term goal of 7.5% EBIT margins as industry recovers
EPS Growth Objectives	• Substantial earnings growth goal in periods of recovery; 15% annual growth target thereafter
Balance Sheet Profile	• Maintain growth company financial profile • Target debt to capitalization under 50% • Target total leverage under 2x LTM EBITDA

Key Investment Highlights

Competitive strengths result in substantial growth opportunities

Increasing momentum in an attractive sector ahead of market recovery

Unique Non-Asset Based Model	• Scalable model • Comprehensive service offering • Variable cost structure augmented by dedicated IC base
Compelling Organic Growth Drivers	• Underserved customer landscape • Significant customer base expansion • Substantial cross-selling opportunities • Expected long-term revenue growth above GDP in each business segment
Strategic Acquisition Opportunities	• Large, fragmented industry • Ability to expand geographic reach and service offering • Improved capital position and access to acquisition currency
Experienced and Motivated Management Team	• Proven ability to expand business and improve operating efficiency • Proven ability to identify and assimilate strategic acquisitions